UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2010 (July 1, 2010)

Avago Technologies Finance Pte. Ltd.

(Exact name of registrant as specified in its charter)

Singapore	333-137664	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7 Singapore 768923	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 1, 2010, Avago Technologies Finance Pte. Ltd. (the “Company”) entered into Amendment No. 4 (the “Amendment”) to the Credit Agreement, dated as of December 1, 2005 (the “Credit Agreement”), among the Company, a wholly-owned subsidiary of Avago Technologies Holding Pte. Ltd. (“Holdings”), a wholly-owned subsidiary of Avago Technologies Limited, Avago Technologies Finance S.à.r.L. (the “Lux Borrower”), Avago Technologies (Malaysia) Sdn. Bhd. (the “Malaysian Borrower”), Avago Technologies Wireless (U.S.A.) Manufacturing Inc. (“U.S. Wireless”), and Avago Technologies U.S. Inc. (“U.S. Opco” and together with U.S. Wireless, collectively, the “U.S. Borrowers”, and together with the Company, the Lux Borrower and the Malaysian Borrower, collectively, the “Borrowers”), the Lenders party thereto, Citicorp International Limited (Hong Kong), as Asian Administrative Agent, Citicorp North America, Inc., as Tranche B Term Loan Administrative Agent and as Collateral Agent, Citigroup Global Markets Inc., as Joint Lead Arranger and Joint Lead Bookrunner, Lehman Brothers Inc., as Joint Lead Arranger, Joint Lead Bookrunner and Syndication Agent, Credit Suisse, as Documentation Agent, Oversea-Chinese Banking Corporation Limited, as Singaporean Managing Agent, and The Royal Bank Of Scotland, as Senior Managing Agent, as amended.

The Amendment amends the Credit Agreement, by, among other things, (i) giving Holdings, the Company and the U.S. Borrowers additional flexibility, subject to certain conditions, to make certain restricted payments, and (ii) clarifying and amending the provisions in the Credit Agreement relating to defaulting lenders, including provisions relating to the rights and obligations of the Borrowers and the non-defaulting lenders in the event of, among other things, the insolvency of a lender or its parent company.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following is attached to this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Amendment No. 4, dated as of July 1, 2010, to and under the Credit Agreement, dated, as of December 1, 2005, among Avago Technologies Finance Pte. Ltd., a wholly-owned subsidiary of Avago Technologies Holding Pte. Ltd., a wholly-owned subsidiary of Avago Technologies Limited, Avago Technologies Finance S.à.r.L., Avago Technologies (Malaysia) Sdn. Bhd., Avago Technologies Wireless (U.S.A.) Manufacturing Inc., and Avago Technologies U.S. Inc., the Lenders party thereto, Citicorp International Limited (Hong Kong), as Asian Administrative Agent, Citicorp North America, Inc., as Tranche B Term Loan Administrative Agent and as Collateral Agent, Citigroup Global Markets Inc., as Joint Lead Arranger and Joint Lead Bookrunner, Lehman Brothers Inc., as Joint Lead Arranger, Joint Lead Bookrunner and Syndication Agent, Credit Suisse, as Documentation Agent, Oversea-Chinese Banking Corporation Limited, as Singaporean Managing Agent, and The Royal Bank Of Scotland, as Senior Managing Agent, as amended (previously filed as an exhibit to the Avago Technologies Limited Current Report on Form 8-K (File No. 001-34428) filed on July 2, 2010 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 2, 2010

Avago Technologies Finance Pte. Ltd.

By:	/s/ DOUGLAS R. BETTINGER
Name:	Douglas R. Bettinger
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 4, dated as of July 1, 2010, to and under the Credit Agreement, dated, as of December 1, 2005, among Avago Technologies Finance Pte. Ltd., a wholly-owned subsidiary of Avago Technologies Holding Pte. Ltd., a wholly-owned subsidiary of Avago Technologies Limited, Avago Technologies Finance S.à.r.L., Avago Technologies (Malaysia) Sdn. Bhd., Avago Technologies Wireless (U.S.A.) Manufacturing Inc., and Avago Technologies U.S. Inc., the Lenders party thereto, Citicorp International Limited (Hong Kong), as Asian Administrative Agent, Citicorp North America, Inc., as Tranche B Term Loan Administrative Agent and as Collateral Agent, Citigroup Global Markets Inc., as Joint Lead Arranger and Joint Lead Bookrunner, Lehman Brothers Inc., as Joint Lead Arranger, Joint Lead Bookrunner and Syndication Agent, Credit Suisse, as Documentation Agent, Oversea-Chinese Banking Corporation Limited, as Singaporean Managing Agent, and The Royal Bank Of Scotland, as Senior Managing Agent, as amended (previously filed as an exhibit to the Avago Technologies Limited Current Report on Form 8-K (File No. 001-34428) filed on July 2, 2010 and incorporated herein by reference).